UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21190

                         SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor

                             New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-16th Floor

                             New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Annual Report

March 31, 2015

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC:

We have audited the accompanying statement of assets and liabilities of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the Company), including the schedule of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in Investment Funds owned as of March 31, 2015, by correspondence with underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC as of March 31, 2015, and the results of its operations and its cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles

May 29, 2015

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Assets and Liabilities

March 31, 2015

Assets

Investments in Investment Funds, at fair value (cost $5,976,944,411)	$7,086,429,800
Cash	13,072,491
Receivable for redemptions from Investment Funds	149,109,049
Investments in Investment Funds paid in advance	119,300,000
Other assets	260,631

Total assets	7,368,171,971

Liabilities

Contributions received in advance	102,663,494
Redemptions payable	76,097,897
Loan payable	10,000,000
Management fee payable	9,066,992
Professional fees payable	338,117
Directors’ fees payable	86,569
Interest payable	587
Accounts payable and other accrued expenses	1,463,367

Total liabilities	199,717,023

Shareholders’ Capital (5,723,530.419 Shares Outstanding)	$7,168,454,948

Net asset value per share	$1,252.45

Composition of Shareholders’ Capital

Paid-in capital	$6,840,062,438
Accumulated net investment loss	(236,985,135)
Accumulated net realized loss on sales of investments in Investments Funds	(544,107,744)
Accumulated net unrealized appreciation on investments	1,109,485,389

Shareholders’ Capital	$7,168,454,948

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

March 31, 2015

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds**
Directional Equity
Frontpoint Onshore Healthcare Flagship Enhanced Fund, L.P. - d	$8,574	$7,091	0.00	%*
Omega Capital Investors, L.P. - b	27,500,000	29,039,373	0.41
Passport Global Strategies III, Ltd. - d	1,373,193	37,186	0.00	*
Passport II, L.P. - b	72,911,758	79,678,363	1.11
Tao L Holdings, Ltd. - d	671	12,915	0.00	*

Total Directional Equity	101,794,196	108,774,928	1.52

Directional Macro
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 11 - d	5,095	2,184	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 12 - d	160,957	69,856	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 4 - d	100,526	85,789	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 5 - d	19,843	28,928	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 7 - d	5,255	17,683	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket
Reserve - d	5,723	5,821	0.00	*
Graham Global Investment Fund II SPC Ltd. - a	6,000,000	6,110,187	0.08
Lynx (Bermuda) Ltd. - a	6,000,000	6,198,752	0.09
Rubicon Global Fund - a	6,000,000	6,195,112	0.09

Total Directional Macro	18,297,399	18,714,312	0.26

Event Driven
400 Capital Credit Opportunities Fund LP - b,e	115,000,000	118,614,085	1.65
Alden Global Hellenic Opportunities Fund (Cayman), L.P. - a,f	25,000,000	23,062,683	0.32
Amber Global Opportunities Fund LTD - Class L(R) - b,e	39,000,000	46,337,065	0.65
Axonic Credit Opportunities Fund L.P. - b	147,000,000	186,300,075	2.60
Axonic Credit Opportunities Overseas Fund, Ltd. - b	223,005,674	244,636,389	3.41
Carrington Holding Company LLC 144A PIK Global Note - d,g	10,625,967	2,069,488	0.03
CPIM Structured Credit Fund 1000 Inc. - d	40,986	72,471	0.00	*
CPIM Structured Credit Fund 1500 Inc. - d	105,726	51,164	0.00	*
Ellington Credit Opportunities Partners, L.P. - b,e	5,000,855	5,848,981	0.08
GoldenTree Offshore Fund, Ltd. - Class C - b	39,054,500	42,294,900	0.59
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	945,500	2,607,302	0.04
Harbinger Class L Holdings (Cayman), Ltd. - d	50,082	128,964	0.00	*
Harbinger Class LS Holdings I (Cayman), Ltd. - d	2,521,662	98,653	0.00	*
Harbinger Class PE Holdings (Cayman), Ltd. - d	3,269,261	1,365,444	0.02
Jana Nirvana Fund L.P. - b	182,000,000	218,657,332	3.05
Jana Nirvana Offshore Fund Ltd. - b	135,000,000	146,827,877	2.05
JLP Credit Opportunity Cayman Fund Ltd. - b	26,389,453	21,209,447	0.30
JLP Credit Opportunity Fund L.P. - b	53,726,944	52,316,998	0.73
LLSD L.P. - c	17,349,135	18,610,970	0.26
LLSOF L.P. - c	3,965,516	4,253,933	0.06
Marathon European Credit Opportunity Fund II LP - c	48,150,000	49,592,400	0.69
Marathon European Credit Opportunity Fund, LP - c	36,579,467	40,503,791	0.57
Marathon Securitized Credit Fund, Ltd. - b,e	255,529,398	304,713,429	4.25
Marathon Special Opportunity Fund Ltd. - Class SP 10 - d	571,214	429,995	0.01
Marathon Structured Finance Fund Ltd. - Class D Series 1 - d	296,501	1,047,945	0.01

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

March 31, 2015

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds** (continued)
Event Driven (continued)
Metacapital Mortgage Value Fund, L.P. - b	$9,375,000	$12,550,660	0.18%
Metacapital Mortgage Value Fund, Ltd. - b	15,000,000	15,539,024	0.22
Paulson Enhanced Ltd. – b	611,666,273	696,394,199	9.71
Paulson Partners Enhanced LP – b	152,865,511	173,963,197	2.43
Polygon European Equity Opportunity Fund Class A - b,e	25,506,600	23,541,049	0.33
Polygon European Equity Opportunity Fund Class B - b,e	25,493,400	23,528,867	0.33
Premium Point Erisa Offshore Mortgage Credit Fund, Ltd. – b,f	20,000,000	20,241,862	0.28
Premium Point Mortgage Credit Fund, L.P. - b	47,500,000	64,370,245	0.90
Premium Point Offshore Mortgage Credit Fund, Ltd. - b	89,161,860	110,939,157	1.55
Seer Capital Partners Fund L.P. - b	110,380,726	151,093,904	2.11
SMS Ltd. - b,e	90,500,000	101,095,652	1.41
Sola 1 Class T2 - b,e	198,000,000	227,221,688	3.17
Sola LTD - b,e	273,000,000	285,405,499	3.98
Solus LLC - b,e	159,440,698	177,261,246	2.47
Solus Recovery Fund II LP - c	6,656,121	7,296,836	0.10
Solus Recovery Fund II Offshore LP - c	9,152,409	10,027,545	0.14
Solus Recovery Fund L.P. - c	10,722,478	13,053,345	0.18
Solus Recovery Fund Offshore L.P. - c	6,111,073	7,462,433	0.10
Stark Investments Structured Finance Onshore Fund - d	127,396	91,318	0.00*
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	33,004,617	34,030,713	0.47
Third Point Ultra, Ltd. - b	667,445,420	711,040,937	9.92
Trian Partners LP - b	208,844,565	248,817,227	3.47
Waterfall Eden Fund, L.P. - b,e	87,000,000	97,341,285	1.36
Waterfall Eden Fund, Ltd. - b,e	75,000,000	82,115,025	1.15
York Credit Opportunities Unit Trust - b	2,500,000	4,657,803	0.06
York European Opportunities Fund LP - b	51,741,198	53,849,297	0.75
York Select L.P. - b	119,000,000	124,883,376	1.74

Total Event Driven	4,475,373,186	5,009,465,170	69.88

Relative Value
Atlas Enhanced Fund, Ltd. - a	23,000,000	23,163,300	0.32
Discus Non-US Side Holdings Ltd. - Class S - d	237,388	233,931	0.00*
EJF Debt Opportunities Fund, L.P. - b	111,500,000	152,912,788	2.13
EJF Debt Opportunities Offshore Fund, Ltd. - b	343,566,862	390,069,913	5.44
Linden International Ltd. - b,e	8,000,000	8,251,210	0.12
Linden Investors LP - b,e	47,000,000	48,489,398	0.68
MBS Agency Master Fund L.P. - b,f	167,000,000	180,150,843	2.51
Metacapital Mortgage Opportunities Fund, L.P. - b,e	33,040,227	64,087,744	0.90
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	21,750,000	28,650,183	0.40
Metacapital Mortgage Opportunities Fund, Ltd. Class B - b,e	150,500,000	279,132,490	3.89
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	27,000,000	44,182,062	0.62
Midway Market Neutral Institutional Fund LLC - a	55,090,234	55,623,119	0.78
Midway Market Neutral International Fund, Ltd. - a	80,097,373	119,595,075	1.67
Pine River Fixed Income Fund L.P. - b,e	26,580,494	45,775,812	0.64

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

March 31, 2015

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds** (continued)
Relative Value (continued)
Pine River Fixed Income Fund LTD - b,e	$16,542,166	$25,014,679	0.35%
Sola 1 Class La Paloma - d	593,666	130,676	0.00*
SPM Core Offshore Fund, Ltd - b	122,000,000	134,621,477	1.88
Structured Servicing Holdings Offshore Ltd - a	86,280,727	196,653,079	2.74
Structured Servicing Holdings, L.P. - a	26,900,493	112,505,171	1.57
WAF Fund, LP - a	12,650,000	15,203,910	0.21
WAF Offshore Fund, Ltd. - a	22,150,000	25,028,530	0.35

Total Relative Value	1,381,479,630	1,949,475,390	27.20

Total Investments in Investment Funds	$5,976,944,411	$7,086,429,800	98.86

Other Assets, less Liabilities		82,025,148	1.14

Shareholders’ Capital		$7,168,454,948	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $184,831,966 (2.61% of total Investments in Investment Funds) of term vehicles at March 31, 2015.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $8,594,804 (0.12% of total Investments in Investment Funds) of illiquid investments at March 31, 2015.

e	Subject to gated redemptions.
f	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
g	Illiquid, directly held senior unsecured notes.
*	Amounts are less than 0.005%.
**

 FASB Accounting Standards Codification 946-210-50-9 requires that the Company provide supplemental information to the Schedule of Investments if the  Company’s indirect proportional share of any investment owned by the Investment Funds, individually and collectively, exceeds 5% of the Company’s net assets.  Performing this analysis requires obtaining detailed holding information from all significant Investment Funds. However, 60% of the Company’s Investment Funds  are non-US corporations which do not provide management with details of their holdings. Accordingly, management’s ability to comply with this requirement is  necessarily limited to a review of detailed holding information from domestic partnerships. The Company is able to monitor its diversification requirements under  the Internal Revenue Code to ensure ongoing compliance.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Operations

Year Ended March 31, 2015

Investment income
Interest income	$7,321

Total investment income	7,321

Expenses
Management fee	98,476,190
Administration fees	9,297,025
Risk monitoring fees	2,911,369
Filing fees	1,388,008
Custodian fees	1,043,332
Professional fees	924,249
Interest expense	557,771
Directors’ fees and expenses	186,537
Miscellaneous expenses	2,324,541

Total expenses	117,109,022

Net investment loss	(117,101,701)

Net realized gain and net change in unrealized depreciation on investments in Investment Funds

Net realized gain on sales of investments in Investment Funds	465,342,886
Net change in unrealized depreciation on investments in Investment Funds	(147,713,825)

Net realized and unrealized gain on investments in Investment Funds	317,629,061

Net increase in Shareholders’ capital from operations	$200,527,360

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2015	Year Ended March 31, 2014
Operations

Net investment loss	$(117,101,701)	$(81,622,718)
Net realized gain on sales of investments in Investment Funds	465,342,886	281,653,099
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(147,713,825)	362,642,615

Net Increase in Shareholders’ Capital from Operations	200,527,360	562,672,996

Distributions to Shareholders

Distributions from net investment income	(196,837,397)	(170,151,672)
Distributions from net realized gains	(245,567,771)	–

Decrease in Shareholders’ Capital from Distributions to Shareholders	(442,405,168)	(170,151,672)

Shareholders’ Capital Transactions

Capital contributions	1,697,804,204	1,672,786,212
Reinvestment of distributions	411,164,891	160,398,212
Capital redemptions	(281,790,541)	(193,076,584)

Increase in Shareholders’ Capital from Capital Transactions	1,827,178,554	1,640,107,840

Shareholders’ Capital at beginning of year	5,583,154,202	3,550,525,038

Shareholders’ Capital at end of year (5,723,530.419 and 4,292,370.375 shares outstanding at March 31, 2015 and March 31, 2014, respectively)	$7,168,454,948	$5,583,154,202

Accumulated Net Investment Loss	$(236,985,135)	$(161,228,066)

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Statement of Cash Flows

Year Ended March 31, 2015

Cash flows from operating activities

Net increase in Shareholders’ capital from operations	$200,527,360
Adjustments to reconcile net increase in Shareholders’ capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(2,576,941,022)
Proceeds from disposition of investments in Investment Funds	1,507,735,292
Net realized gain on sales of investments in Investment Funds	(465,342,886)
Net change in unrealized depreciation on investments in Investment Funds	147,713,825
Changes in operating assets and liabilities:
Decrease in other assets	31,389
Increase in management fee payable	2,008,518
Increase in professional fees payable	9,492
Increase in director’s fee payable	86,569
Decrease in interest payable	(10,364)
Increase in accounts payable and other accrued expenses	442,997

Net cash used in operating activities	(1,183,738,830)

Cash flows from financing activities

Capital contributions, net of change in contributions received in advance	1,592,037,801
Distributions paid	(31,240,277)
Capital redemptions, net of change in redemptions payable	(262,259,363)
Proceeds from loan payable	179,000,000
Payments for loan payable	(169,000,000)
Proceeds from secured note payable	342,000,000
Payments for secured note payable	(477,000,000)

Net cash provided by financing activities	1,173,538,161

Net decrease in cash	(10,200,669)

Cash at beginning of year	23,273,160

Cash at end of year	$13,072,491

Supplemental disclosure of financing activities:

Decrease in contributions received in advance	$(105,766,403)

Increase in redemptions payable	$19,531,178

Reinvestment of distributions	$411,164,891

Supplemental disclosure of cash flow information:

Interest paid during the year	$568,135

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Financial Highlights

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Net Asset Value per Share, beginning of year:	$1,300.72	$1,197.38	$1,123.76	$1,131.95	$1,065.34

Income (loss) from investment operations:
Net investment loss*	(23.07)	(22.12)	(22.45)	(20.12)	(21.47)
Net realized and unrealized gain from investments	59.46	169.91	233.82	30.32	206.41

Total income/(loss) from investment operations	36.39	147.79	211.37	10.20	184.94

Distributions from net investment income	(46.99)	(44.45)	(137.75)	(18.39)	(118.33)
Distributions from net realized gains	(37.67)	–	–	–	–

Total distributions	(84.66)	(44.45)	(137.75)	(18.39)	(118.33)

Net Asset Value per Share, end of year:	$1,252.45	$1,300.72	$1,197.38	$1,123.76	$1,131.95

Total return	2.97%	12.47%	19.44%	1.01%	17.92%

Ratios/Supplemental Data:
Shareholders’ capital, end of year	$7,168,454,948	$5,583,154,202	$3,550,525,038	$2,306,234,152	$1,237,959,462

Portfolio turnover	22.36%	27.72%	19.99%	19.66%	38.53%
Ratio of expenses to average Shareholders’ capital**	1.78%	1.76%	1.88%	1.78%	1.90%
Ratio of net investment loss to average Shareholders’ capital**	(1.78%)	(1.76%)	(1.88%)	(1.78%)	(1.90%)

The above ratios and total return may vary for individual investors based on the timing of capital transactions during the year.

*	Per share data of income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.

**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements

March 31, 2015

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware limited liability company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors (each member a “Director” and collectively, the “Board of Directors”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Portfolio Valuation

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is under the purview of the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2015

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund using net asset value, or its equivalent, (“NAV”) as a practical expedient or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. NAV supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Statement of Operations nor in expenses and net investment loss ratios reflected in Financial Highlights.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from monthly to quarterly, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a Shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2015. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

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Notes to Financial Statements (continued)

March 31, 2015

b.	Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after that valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be immaterial. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, will be made only if they both (i) are caused by a misapplication of the Company’s valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company’s Valuation Committee and to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

c.	Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

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Notes to Financial Statements (continued)

March 31, 2015

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

d.	Income Taxes

The Company became a corporation that is taxed as a regulated investment company (“RIC”) as of October 1, 2005. The Company operated as a partnership from inception through September 30, 2005.

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2015, no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes tax related interest and penalties, if any, as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the Company did not incur any interest or penalties.

e.	Cash

Cash represents cash on deposit in interest bearing accounts. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f.	Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial

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Notes to Financial Statements (continued)

March 31, 2015

statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Disclosures

The Company uses NAV, as a practical expedient, provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2015. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2015

Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, and are subject to a 45 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. The remaining approximately 99 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Directional macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. Generally, the Investment Funds within this strategy have monthly liquidity, and are subject to a 30 day notice period. The trading models may be focused on technical or fundamental factors or combination of factors. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. The remaining approximately 99 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly to annually liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Investment Funds representing less than 1 percent in this strategy have hard lock provisions to be lifted after 12 months. Approximately 4 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. These investments totaling approximately 5 percent are classified as Level 3 investments. Approximately 30 percent of the Investment Funds in this strategy have gated redemptions, which are

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Notes to Financial Statements (continued)

March 31, 2015

estimated to be lifted after 12 months and as such, are classified as Level 3 investments. The remaining approximately 65 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Relative value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 28 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months and as such, are classified as Level 3 investments. Approximately 9 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 63 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2015

The following is a summary of the inputs used as of March 31, 2015, in valuing the Company’s assets carried at fair value:

Description	Total Fair Value at March 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Investment Funds
Directional Equity	$108,774,928	$—	$108,717,736	$57,192
Directional Macro	18,714,312	—	18,504,051	210,261
Event Driven	5,009,465,170	—	3,280,342,043	1,729,123,127
Relative Value	1,949,475,390	—	1,225,376,363	724,099,027
Total Investments in Investment Funds	$7,086,429,800	$—	$4,632,940,193	$2,453,489,607

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

	Directional Equity	Directional Macro	Event Driven	Relative Value	Total
Balance as of March 31, 2014	$345,519	$233,308	$1,944,948,771	$379,561,970	$2,325,089,568
Reclassification	–	–	(70,790,491)	70,790,491	–
Net realized gain / (loss)	(402,178)	(46,800)	229,708,313	–	229,259,335
Net change in unrealized appreciation / depreciation	166,401	58,370	(153,367,247)	51,746,566	(101,395,910)
Purchases	20	–	1,112,043,273	222,000,000	1,334,043,293
Sales	(52,570)	(34,617)	(1,146,905,635)	–	(1,146,992,822)
Transfers out of Level 3	–	–	(186,513,857)	–	(186,513,857)
Balance as of March 31, 2015	$57,192	$210,261	$1,729,123,127	$724,099,027	$2,453,489,607

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfers out of Level 3 in the above reconciliation table are due to the change in the Investment Funds’ lock-up periods and/or changes to the classification assigned to investments in Investment Funds subject to investor level gates. There were no transfers between Level 1 and Level 2 at March 31, 2015.

Net change in unrealized appreciation on Level 3 assets still held as of March 31, 2015 is $75,087,776.

Net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

The significant unobservable input used in the fair value measurement for Level 3 investments was the NAV provided by the Investment Funds and consideration of restrictions on redemption.

The Company has unfunded capital commitments of approximately $65,452,063 as of March 31, 2015.

4.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides investment management services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk

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Notes to Financial Statements (continued)

March 31, 2015

management procedures, and to monitor overall investment performance. In consideration for such services, the Company pays the Adviser a monthly management fee of 0.125% (1.5% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 are accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2015 were $96,000 and are included in miscellaneous expenses on the Statement of Operations of which $8,000 remains payable and is included in accounts payable and other accrued expenses on the Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees ranging from 0% to 3% of a Shareholder’s subscription amount may be paid to the placement agents by the Shareholder. Placement fees do not constitute a capital contribution by the Shareholder to the Company and will not be part of the assets of the Company. In addition to the placement fee paid by Shareholders, the Adviser or its affiliates, including the Principal Underwriter, may pay from their own resources additional compensation to the Placement Agents in connection with placement of Shares or servicing of investors. As to each investor referred by a Placement Agent to date, such additional compensation approximates 0.75% to 0.85% of the value of the Shares held by the investor per annum.

The Adviser and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) have separate agreements with the Company and act as co-administrators to the Company. BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. Total amount expensed relating to administration services provided by BNYM for the year ended March 31, 2015 was $6,180,959 and are included in administration fees on the Statement of Operations.

The Adviser provides a variety of administrative and shareholder services under an administrative services agreement with the Company. While these services previously were subject to a fee, they have in recent years been provided by the Adviser on a no-fee basis. Effective January 1, 2014, the Adviser and the Company’s Board of Directors agreed to amend the agreement and reinstate a fee. The Adviser is paid an annual fee, payable monthly and calculated as a percentage of the Company’s net assets as follows: 0.05% of the Company’s first $5 billion of average net assets, and 0.04% of the Company’s average net assets in excess of $5 billion. Total amount expensed relating to administrative services provided by the Adviser for the year ended March 31, 2015 was $3,116,066 and are included in administration fees on the Statement of Operations of which $281,663 remains payable and is included in accounts payable and other accrued expenses on the Statement of Assets and Liabilities.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

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Notes to Financial Statements (continued)

March 31, 2015

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer effective January 1, 2014, of $60,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $5,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the year ended March 31, 2015 were $186,537.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2015 were $1,043,332.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the year ended March 31, 2015, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of March 31, 2015.

Cost of purchases*	$5,155,483,222

Proceeds from sales*	$3,788,182,101

Gross unrealized appreciation	$1,136,970,594
Gross unrealized depreciation	(27,485,205)

Net unrealized appreciation	$1,109,485,389

*	Cost of purchases and proceeds from sales include non-cash transfers of $2,350,842,200 for the year ended March 31, 2015.

6.	Loans Payable

a.	Line of Credit

On June 24, 2014, the Company renewed an uncommitted line of credit (the “Line of Credit”) with an unaffiliated bank, expiring on June 23, 2015. Subject to the terms of the Line of Credit Agreement, the Company may borrow up to $200,000,000 (the “Maximum Amount”). The Company pays interest on the unpaid principal balance at a rate per annum for each day equal to the sum of (a) two percent (2%) per annum, plus (b) the overnight USD LIBOR rate in respect of such day, but in any case not in excess of the maximum rate permitted by law. In addition, the Company will pay to the lender an administration fee in an amount calculated at the rate of 0.12% per annum of the Maximum Amount.

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Notes to Financial Statements (continued)

March 31, 2015

For the year ended March 31, 2015, the Company’s average interest rate paid on the Line of Credit was 2.11% per annum and the average loan outstanding was $56,714,286 during the periods whereby the Company had a loan outstanding. The Company had $10,000,000 loan outstanding under the Line of Credit at March 31, 2015. Interest expense for the year ended March 31, 2015 was $183,878 of which $587 was payable at March 31, 2015.

b.	Variable Funding Note

The Company issued a Secured Variable Funding Note (the “Note”) in December 2013. Under a Note Purchase Agreement, an unaffiliated bank agreed to purchase the Note with a maturity of 3 years. The Note has a maximum notional amount of $305,000,000 and pays interest of USD 3 month LIBOR plus 1.60% per annum. A fee of 0.625% per annum accrues daily on the undrawn portion of the Note.

For the year ended March 31, 2015, the Company’s average interest rate paid on the Note was 1.83% per annum and the average amount outstanding was $87,541,176 during the periods whereby the Company had an amount outstanding. The Company had no amount outstanding at March 31, 2015. Interest expense for the year ended March 31, 2015 was $373,893 of which none was payable at March 31, 2015.

7.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase 5% to 25% of total outstanding Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

Transactions in Shares were as follows for the year ended March 31, 2015 and the year ended March 31, 2014:

	March 31, 2015	March 31, 2014
Shares outstanding, beginning of year	4,292,370.375	2,965,252.746
Shares purchased	1,314,410.044	1,354,128.499
Shares issued for reinvestment of distributions	337,090.164	127,659.826
Shares redeemed	(220,340.164)	(154,670.696)

Shares outstanding, end of year	5,723,530.419	4,292,370.375

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Notes to Financial Statements (continued)

March 31, 2015

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

9.	Income Taxes

Net investment loss and net realized gain (loss) differ for financial statements and tax purposes. The primary reason for differences between the earnings reported, the federal tax cost of investments and the related amounts reported on the Company’s Statement of Assets and Liabilities as of March 31, 2015, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments as partnerships and Passive Foreign Investment Companies (“PFICs”).

Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis in the partnership. Certain PFICs for which the Company has elected to be treated as Qualified Electing Funds provide information as to the amounts of taxable income and gain to be recorded by the Company. For other PFICs, the Company has made a mark-to-market election which converts any unrealized gain to ordinary taxable income. In both these cases, the Company’s tax basis in the PFICs is increased.

These book-tax differences give rise to both temporary and permanent differences. Temporary book-tax differences result when the Company holds an investment in an Investment Fund. These temporary book-tax differences generally become permanent book-tax differences upon disposal of the investment in the Investment Fund.

Permanent book-to-tax differences result in the reclassification of amounts between “Accumulated net investment loss,” “Accumulated net realized loss on sales of investments in Investments Funds,” and “Paid-in capital” reported on the Company’s Statement of Assets and Liabilities as of March 31, 2015. As indicated above, such permanent differences are primarily the result of the tax differences for federal tax purposes of investments in partnerships and PFICs. The Company’s total Shareholders’ capital was unaffected by these reclassifications, which had the following impact as of March 31, 2015:

Accumulated net investment loss	Accumulated net realized loss on sales of investments in Investments Funds	Paid-in capital
$238,182,029	$(239,092,345)	$910,316

The tax basis of distributable earnings as of March 31, 2015 shown in the table below represent future distribution requirements the Company must satisfy under the federal tax rules, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

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Notes to Financial Statements (continued)

March 31, 2015

Undistributed ordinary income	Undistributed net capital gains/(capital loss carryforward)	Qualified late year loss deferrals	Accumulated net unrealized appreciation on investments
$0	$47,299,080	$(39,511,176)	$320,604,606

For the year ended March 31, 2015, the Company will elect to defer qualified late year ordinary losses and post October capital losses of $5,477,932 and $34,033,244, respectively. Under the federal tax rules, certain ordinary losses occurring after December 31 and capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following year (April 1, 2015).

As of March 31, 2015, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$342,141,676
Gross unrealized depreciation	(21,537,070)

Net unrealized appreciation	$320,604,606

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$6,765,825,194
Investments in partnerships	(263,462,351)
Investments in PFICs	(531,366,567)
Investments in debt	5,948,135

Financial statement cost of investments	$5,976,944,411

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company. The tax character of distributions paid by the Company for the year ended March 31, 2015 was $196,837,397 of ordinary income and $245,567,771 of net capital gains. The tax character of distributions paid by the Company for the year ended March 31, 2014 was $170,151,672 of ordinary income.

As reported in the Statements of Changes in Shareholders’ Capital, the following table reconciles the beginning and end of year balances of accumulated net investment loss and accumulated net realized loss on sales of investments in Investments Funds.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Financial Statements (continued)

March 31, 2015

	Accumulated net investment loss	Accumulated net realized loss on sales of investments in Investments Funds
Beginning of year	$(161,228,066)	$(524,790,514)
Net investment loss	(117,101,701)	-
Net realized gain on sales of investments	-	465,342,886
Distributions to Shareholders	(196,837,397)	(245,567,771)
Reclassification of permanent differences between book and tax	238,182,029	(239,092,345)

End of year	$(236,985,135)	$(544,107,744)

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

11.	Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. This update is effective for fiscal years beginning after December 15, 2016, and early adoption is permitted. Management is evaluating the impact of the adoption of ASU 2015-07 on the Company’s financial statements and disclosures and will determine if the adoption of ASU 2015-07 will be required.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FEDERAL TAX INFORMATION

(Information Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended March 31, 2015: 1) $245,567,771 of net capital gains dividends were paid in accordance with Section 852(b)(3)(C) of the Code, 2) 28.49% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 3) 9.63% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In February 2016, shareholders will receive federal income tax information on all distributions declared in the calendar year 2015, including any distributions paid to their accounts between April 1, 2015 and January 31, 2016.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Charles Hurty (born 1943)	Director	November 2002 to present	Business Consultant since October 2001; prior thereto, Partner with accounting firm of KPMG LLP.	Two**	SkyBridge G II Fund, LLC; GMAM Absolute Return Strategy Fund 1; iShares Trust and iShares, Inc. (296 portfolios)

Steven Krull (born 1957)	Director	November 2002 to present	Professor of Finance at Hofstra University; Business Consultant.	Two**	SkyBridge G II Fund, LLC; Cantor Opportunistic Alternatives Fund

Joshua Weinreich (born 1960)	Director	December 2006 to present (served as an advisory Director from January 2006 to November 2006)	Retired since 2004. Between 1985 and 2004 held various executive positions at Bankers Trust/Deutsche Bank.	Two**	SkyBridge G II Fund, LLC; Community FoodBank of New Jersey; Overlook Hospital Foundation; Primary Venture Partners

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTOR

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two**	SkyBridge G II Fund, LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Managing Director, SkyBridge Capital (January 2011-present); Director, SkyBridge Capital (2010); Director, Citigroup Alternative Investments LLC (January 2008 - 2010)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present); Associate General Counsel, Citigroup Alternative Investments LLC (2006-2010)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Capital (2010-present); Vice President, Citigroup Alternative Investments LLC (2008-2010)

*	Term of office of each officer is indefinite.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period July 1, 2013 through June 30, 2014 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $184,500 for 2014 and $240,500 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $76,800 for 2014 and $92,400 for 2015. This fee relates to the preparation of the registrant’s tax return.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $13,000 for 2015. This fee relates to the auditors review of the Form N-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2014 and $0 for 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE

MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

Proxy Voting Procedures

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”), a “series” investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2004, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: By August 31, 2015, the Fund will be required to file Form N-PX for the period July 1, 2014 to June 30, 2015.

Disclosure of Proxy Procedures. Commencing in 2003, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2004, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after August 31, 2015.

Adopted: September 18, 2003

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte and Troy Gayeski are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Gayeski’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present

CIO, SkyBridge Capital II, LLC (July 2010 to present); CEO, Citigroup Alternative Investments LLC, Fund of Hedge FundsGroup (September 2005-June 2010)

Portfolio Manager, Director, President of SkyBridge GII Fund, LLC since July 2011

Troy Gayeski (born 1974)	Portfolio Manager	March 2013 to present

Partner, SkyBridge Capital II, LLC (Jan. 2013-present);

Managing Director, SkyBridge Capital II, LLC (Jan. 2011-Jan. 2013);

Director, SkyBridge Capital II, LLC (July 2010- Dec. 2011); Director, Citigroup Alternative Investments LLC (2006–June 2010); Portfolio Manager, SkyBridge G II Fund, LLC (March 2013-present)

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2015

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte/ Troy Gayeski	Registered Investment Companies:	3	$7.37B	0	$0

Raymond Nolte/ Troy Gayeski	Other Pooled Investment Vehicles:	4	$1.49B	4	$1.49B

Raymond Nolte/ Troy Gayeski	Other Accounts:	8	$389M	2	$27M

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Gayeski are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Gayeski’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Gayeski may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Gayeski to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2015

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Gayeski’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2015

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$500,001 to $1,000,000

Troy Gayeski	$100,001 to $500,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and              Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	6/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	6/4/2015

By (Signature and Title)*	/s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date	6/4/2015

* Print the name and title of each signing officer under his or her signature.